BPW ACQUISITION CORP.

_________, 2008

Perella Weinberg Partners LP

767 Fifth Avenue

New York, NY 10153

Re: Administrative Services Agreement

Ladies and Gentlemen:

This letter will confirm our agreement that, commencing on the listing date (“Listing Date”) of the securities of BPW Acquisition Corp. (the “Company”) on the American Stock Exchange, pursuant to a Registration Statement on Form S-1, File No. 333-147439, and prospectus filed with the Securities and Exchange Commission (the “Registration Statement”) and continuing until the earlier of the consummation by the Company of an initial business combination or the Company’s liquidation (in each case as described in the Registration Statement) (such earlier date hereinafter referred to as the “Termination Date”), Perella Weinberg Partners LP shall make available to the Company, at 750 Washington Boulevard, Stamford Connecticut 06901 (or any successor location of Perella Weinberg Partners LP), office space and certain office and secretarial services as may be required by the Company from time to time.  In exchange therefor, the Company shall pay Perella Weinberg Partners LP the sum of $10,000 per month, commencing on the Listing Date and continuing monthly thereafter until the Termination Date.

This letter agreement constitutes the entire agreement and understanding of the parties hereto in respect of its subject matter and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby.

This letter agreement may not be amended, modified or waived as to any particular provision, except by a written instrument executed by all parties hereto.

No party hereto may assign either this letter agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other party.  Any purported assignment in violation of this paragraph shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee.

This letter agreement, the entire relationship of the parties hereto, and any litigation between the parties (whether grounded in contract, tort, statute, law or equity) shall be governed by, construed in accordance with, and interpreted pursuant to the laws of the State of New York, without giving effect to its choice of laws principles.

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Very truly yours,

BPW ACQUISITION CORP.

By:___________________________

Name: Michael E. Martin

Title:   Chief Executive Officer

AGREED TO AND ACCEPTED BY:

PERELLA WEINBERG PARTNERS LP

By:___________________________

Name: Joseph R. Perella

Title:  Chairman and Chief Executive Officer